UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2016

SOUTHWEST GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

California	001-	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada	89193-8510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 13, 2015, Southwest Gas Corporation, a California corporation (“Old SWG”), announced that its board of directors had authorized management to evaluate pursuing a series of reorganization transactions (the “Reorganization”). In connection with the Reorganization plans, a new holding company, Southwest Gas Holdings, Inc., a California corporation (“SWG Holdings” and, together with its subsidiaries, “Southwest”), was created. Following the Reorganization, Old SWG became a wholly owned subsidiary of SWG Holdings, and the former shareholders of Old SWG are now shareholders of SWG Holdings. This Current Report on Form 8-K is being filed for the purpose of establishing SWG Holdings as the successor issuer pursuant to Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”), and pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, as SWG Holdings is a successor issuer, its shares of common stock, par value $1.00 per share (“SWG Holdings Common Stock”), are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

On January 1, 2017, SWG Holdings implemented a holding company reorganization pursuant to a Plan of Reorganization (the “Plan of Reorganization”), dated as of December 28, 2016, by and among SWG Holdings, Old SWG, Southwest Reorganization Co., a California corporation and a wholly owned subsidiary of SWG Holdings (“Merger Sub”), and Southwest Gas Utility Group, Inc., a California corporation and a wholly owned subsidiary of SWG Holdings (“Utility Group”), which resulted in SWG Holdings owning all of the outstanding capital stock of Old SWG. Pursuant to the Plan of Reorganization and the related Agreement and Plan of Merger, dated December 28, 2016, by and among SWG Holdings, Old SWG and Merger Sub (the “Merger Agreement”), effective January 1, 2017, Merger Sub, a direct, wholly owned subsidiary of SWG Holdings and an indirect, wholly owned subsidiary of Old SWG, merged with and into Old SWG, with Old SWG surviving as a direct, wholly owned subsidiary of SWG Holdings (the “Merger”). Each share of common stock of Old SWG, par value $1.00 per share (“Old SWG Common Stock”), issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of SWG Holdings Common Stock. Accordingly, upon consummation of the Merger, Old SWG’s shareholders immediately prior to the consummation of the Merger became shareholders of SWG Holdings. The shareholders of Old SWG will not recognize gain or loss for U.S. federal income tax purposes upon conversion of their shares in the Merger.

The Merger was conducted pursuant to Section 1201(b) of the California Corporations Code, under which the Plan of Reorganization and the Merger Agreement were not required to be approved by the shareholders of Old SWG. Each share of SWG Holdings Common Stock will have the same designations, rights, powers and preferences and the same qualifications, limitations and restrictions as shares of Old SWG Common Stock prior to the Reorganization. SWG Holdings’ directors and executive officers are the same as the directors and executive officers of Old SWG immediately prior to the consummation of the Merger. Immediately after the consummation of the Merger, SWG Holdings has, on a consolidated basis, the same assets, businesses and operations as Old SWG had immediately prior to the consummation of the Merger.

The conversion of shares in the Merger occurred automatically without an exchange of stock certificates. After the Merger, stock certificates that previously represented shares of Old SWG Common Stock now represent the same number of shares of SWG Holdings Common Stock. Following the consummation of the Merger, shares of SWG Holdings Common Stock are expected to continue to trade on the New York Stock Exchange on an uninterrupted basis under the symbol “SWX” and with the same CUSIP number (#844895102).

As a result of the Merger, SWG Holdings became the successor issuer to Old SWG pursuant Section 12g-3(a) of the Exchange Act and as a result the SWG Holdings Common Stock is deemed registered under Section 12(b) of the Exchange Act.

In connection with the Merger, SWG Holdings assumed Old SWG’s obligation to issue securities under the Old SWG Management Incentive Plan and the Old SWG 2006 Restricted Stock/Unit Plan, in each case together with all related notices and agreements, and in each case as amended from time to time (each, an “Assumed Plan” and, collectively, the “Assumed Plans”). Accordingly, SWG Holdings became a sponsor of the Assumed Plans, and each award under an Assumed Plan outstanding immediately prior to the Merger that was eligible to be paid or settled in Old SWG Common Stock will, to the extent such award meets all the applicable requirements for payment or settlement under the applicable Assumed Plan, instead be paid or settled, as applicable, in SWG Holdings Common Stock, and, with respect to each such award, all references to “Company” in the applicable Assumed Plan, and in any agreement evidencing such award, if any, will refer to SWG Holdings. In addition, the same number of shares of SWG Holdings Common Stock has been reserved for purposes of the Assumed Plans and is equal to the number of shares of Old SWG Common Stock reserved as of the Merger. In addition, in connection with the Reorganization, shares of Old SWG held and issuable under the Old SWG Employees’ Investment Plan (the “Employees’ Investment Plan”) automatically converted into shares of SWG Holdings, and SWG Holdings is becoming a party to the Change in Control Agreements between Old SWG and each of the officers of Old SWG who is a party to such an agreement as of the effective time of the Merger (each, a “Change in Control Agreement” and, collectively, the “Change in Control Agreements”). Named executive officers and other officers participate in the Assumed Plans and the Change in Control Agreements. In accordance with Rule 414 under the Securities Act, SWG Holdings will file post-effective amendments to the related registration statements on Form S-8 of Old SWG (File Nos. 333-200835, 333-185354, 333-168731, 333-155581, 333-215145 and 333-215150) (collectively, the “Form S-8 Registration Statements”) to adopt the Form S-8 Registration Statements pursuant to Rule 414.

SWG Holdings is also assuming Old SWG’s Dividend Reinvestment and Direct Stock Purchase Plan (the “DRDSPP”). In accordance with Rule 414 under the Securities Act, SWG Holdings will file post-effective amendments to Old SWG’s registration statement on Form S-3 (File No. 333-208609) (the “Form S-3 Registration Statement”) to adopt the Form S-3 Registration Statement pursuant to Rule 414.

The foregoing description of the Plan of Reorganization, the Merger Agreement, the Old SWG Management Incentive Plan, the Old SWG 2006 Restricted Stock/Unit Plan, the Employees’ Investment Plan, the Change in Control Agreements, and the DRDSPP does not purport to be complete and is qualified in its entirety by reference to the full text of the foregoing documents, which are filed as Exhibit 2.1, Exhibit 2.2, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 (form of), and Exhibit 10.5, respectively, and incorporated by reference herein.

Item 3.03. Material Modification of Rights of Securityholders

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As previously noted, upon consummation of the Merger, each share of Old SWG Common Stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of SWG Holdings Common Stock having the same designations, rights, powers and preferences and the same qualifications, limitations and restrictions as the corresponding share of Old SWG Common Stock that was converted.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As previously noted, the directors of SWG Holdings are the same persons, and hold the same positions, as had been the case at Old SWG immediately prior to the Merger, and are listed below:

Directors	Age	AC	CC	NCGC
Robert L. Boughner	63	X		X
José A. Cárdenas	64	X		C
Thomas E. Chestnut	65	X		X
Stephen C. Comer	67	X	C
LeRoy C. Hanneman, Jr.	70		X
John P. Hester	54
Anne L. Mariucci	59		X
Michael J. Melarkey	67		X	X
A. Randall Thoman	65	C		X
Thomas A. Thomas	59			X
Terrence “Terry” L. Wright	67		X

AC	Audit Committee

CC	Compensation Committee

NCGC	Nominating and Corporate Governance Committee

C	Committee Chairperson

Biographical information about SWG Holdings’ directors is included in Old SWG’s Schedule 14A for the 2016 Annual Meeting of Shareholders and is incorporated by reference herein.

The officers of SWG Holdings following the Merger are listed below, together with their respective ages, positions, and periods of positions held during the last five years with Old SWG:

Name	Age	Position	Period Position Held
John P. Hester	54	President and Chief Executive Officer President Executive Vice President Senior Vice President/Regulatory Affairs & Energy Resources	2015-Present 2014-2015 2013-2014 2011-2013

Roy R. Centrella	59	Senior Vice President/Chief Financial Officer	2011-Present

Karen S. Haller	53	Senior Vice President/General Counsel and Corporate Secretary Vice President/General Counsel, Compliance Officer, and Corporate Secretary	2012-Present 2011-2012

Kenneth J. Kenny	54	Vice President/Finance/Treasurer	2011-Present

Gregory J. Peterson	57	Vice President/Controller and Chief Accounting Officer	2011-Present

As previously noted, in connection with the Reorganization, SWG Holdings will become a party to the Change in Control Agreements.

The foregoing description of the Change in Control Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the foregoing documents, the form of which is filed as Exhibit 10.4 and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The rights, preferences, privileges and restrictions granted or imposed on the SWG Holdings Common Stock under SWG Holdings’ articles of incorporation and bylaws remain unchanged from those granted or imposed on the Old SWG Common Stock under the articles of incorporation and bylaws of Old SWG immediately prior to the consummation of the Merger. The SWG Holdings articles of incorporation were filed with the California Secretary of State on September 1, 2016, and the SWG Holdings bylaws were adopted effective immediately prior to the Merger on January 1, 2017.

The foregoing description of SWG Holdings’ articles of incorporation and bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the SWG Holdings articles of incorporation and the bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and each of which is incorporated by reference herein.

Item 8.01. Other Events.

On January 3, 2017, SWG Holdings and Old SWG issued a press release relating to the completion of the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Plan of Reorganization, dated December 28, 2016, by and among Southwest Gas Corporation, Southwest Reorganization Co., Southwest Gas Holdings, Inc. and Southwest Gas Utility Group, Inc.

2.2	Agreement and Plan of Merger, dated December 28, 2016, by and among Southwest Gas Corporation, Southwest Reorganization Co., and Southwest Gas Holdings, Inc.

3.1	Articles of Incorporation of Southwest Gas Holdings, Inc.

3.2	Bylaws of Southwest Gas Holdings, Inc.

10.1*	Southwest Gas Corporation Management Incentive Plan, amended and restated. Incorporated herein by reference to Appendix A to the Proxy Statement dated March 26, 2014, File No. 1–07850.

10.2*	Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended and restated. Incorporated herein by reference to Appendix A to the Proxy Statement dated March 31, 2016, File No. 1-07850.

10.3*	Southwest Gas Corporation Employees’ Investment Plan, as amended and restated. Incorporated herein by reference to Exhibit 4.1 to the Form S-8 filed on December 16, 2016.

10.4*	Form of Change in Control Agreement with Company Officers. Incorporated herein by reference to Exhibit 10.1 to Form 8-K dated November 14, 2013, File No. 1-07850.

10.5*	Dividend Reinvestment and Direct Stock Purchase Plan. Set forth in full in the Prospectus included as Part I of the Registration Statement on Form S-3ASR dated December 18, 2015, File No. 333-208609.

99.1	Press Release dated January 3, 2017.

*	Management Contracts or Compensation Plans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: January 3, 2017	/s/ Gregory J. Peterson
Gregory J. Peterson
Vice President/Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Plan of Reorganization, dated December 28, 2016, by and among Southwest Gas Corporation, Southwest Reorganization Co., Southwest Gas Holdings, Inc. and Southwest Gas Utility Group, Inc.

2.2	Agreement and Plan of Merger, dated December 28, 2016, by and among Southwest Gas Corporation, Southwest Reorganization Co., and Southwest Gas Holdings, Inc.

3.1	Articles of Incorporation of Southwest Gas Holdings, Inc.

3.2	Bylaws of Southwest Gas Holdings, Inc.

10.1*	Southwest Gas Corporation Management Incentive Plan, amended and restated. Incorporated herein by reference to Appendix A to the Proxy Statement dated March 26, 2014, File No. 1–07850.

10.2*	Southwest Gas Corporation 2006 Restricted Stock/Unit Plan, as amended and restated. Incorporated herein by reference to Appendix A to the Proxy Statement dated March 31, 2016, File No. 1-07850.

10.3*	Southwest Gas Corporation Employees’ Investment Plan, as amended and restated. Incorporated herein by reference to Exhibit 4.1 to the Form S-8 filed on December 16, 2016.

10.4*	Form of Change in Control Agreement with Company Officers. Incorporated herein by reference to Exhibit 10.1 to Form 8-K dated November 14, 2013, File No. 1-07850.

10.5*	Dividend Reinvestment and Direct Stock Purchase Plan. Set forth in full in the Prospectus included as Part I of the Registration Statement on Form S-3ASR dated December 18, 2015, File No. 333-208609.

99.1	Press Release dated January 3, 2017.

*	Management Contracts or Compensation Plans